Broker Warrant No: A

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAW OF ANY OTHER COUNTRY AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (A) SUCH TRANSACTION OCCURS OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE ACT (OR SUCH SUCCESSOR RULE OR REGULATION THEN IN EFFECT), IF APPLICABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (B) THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE REGISTERED UNDER THE ACT OR (C) SUCH TRANSACTION CONSTITUTES A TRANSACTION THAT OTHERWISE DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER PRIOR TO SUCH TRANSACTION HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THAT EFFECT REASONABLY SATISFACTORY TO THE CORPORATION, SUBJECT IN EACH CASE TO ANY APPLICABLE UNITED STATES FEDERAL OR STATE OR FOREIGN SECURITIES LAW RESTRICTIONS APPLICABLE TO THE RESALE OF THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON AND NO SECURITIES MAY BE DELIVERED IN THE UNITED STATES UPON EXERCISE OF THIS WARRANT UNLESS THE EXERCISE IS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  ANY PERSON EXERCISING THIS WARRANT WILL BE REQUIRED TO PROVIDE (1) WRITTEN CERTIFICATION THAT IT IS NOT A U.S. PERSON WITHIN THE MEANING OF REGULATION S OF THE ACT AND THAT THIS WARRANT IS NOT BEING EXERCISED WITHIN THE UNITED STATES OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON OR A PERSON IN THE UNITED STATES, OR (2) A WRITTEN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THE EFFECT THAT THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE ACT AND UNDER ANY APPLICABLE U.S. STATE SECURITIES LAWS OR ARE EXEMPT FROM REGISTRATION THEREUNDER.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

WARRANT TO PURCHASE COMMON STOCK

[6,276,306] Shares of Common Stock

PATHFINDER CELL THERAPY, INC.

THIS CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, [Clubb Capital Limited or designees] (the “Warrantholder”) with an address at 35 Piccadilly, London W1J 0DW, United Kingdom, is the registered holder of this Warrant and is entitled to subscribe for and purchase from Pathfinder Cell Therapy, Inc., a Delaware corporation (the “Corporation”), at any time after the date hereof and before 5:00 p.m. (Eastern Standard Time) on September 30, 2016 (the “Time of Expiry”), up to [6,276,306] fully paid and non-assessable shares of common stock of the Corporation (“Shares”) par value .001 (US) per Share of the Corporation at an exercise price of $0.055 (US) per Share, subject to adjustment as provided below (collectively the “Exercise Price”).

This Warrant is subject to the provisions of the Agency Agreement dated August 31, 2011 between Clubb Capital Limited (the “Agent”) and the Corporation (the “Agency Agreement”), and the following provisions, terms and conditions:

1.	Designation

This warrant certificate is one of a series of warrant certificates (collectively, the “Warrants”) issued pursuant to the Agency Agreement under which Warrants to purchase up to an aggregate of [6,276,306] Shares at the Exercise Price of $0.055 per Share have been issued to or at the direction of the Agent.

2.	Exercise of Warrant

(a)
Election to Purchase.  This Warrant may be exercised by the Warrantholder prior to the Time of Expiry in whole or in part and in accordance with the provisions hereof by delivery of an Election to Purchase in a form substantially the same as that attached hereto as Annex “A”, properly completed and executed, together with this Warrant and payment of the Exercise Price multiplied by the number of Shares specified in the Election to Purchase to the Corporation at 12 Bow Street, Cambridge, Massachusetts 02138, U.S.A., Attention:  CEO, or such other address as may be notified in writing by the Corporation. Payment shall be made in U.S. dollars by certified or bank cashier’s cheque payable to the order of the Corporation.

(b)
Exercise.  The Corporation shall, promptly following the date it receives a duly executed Election to Purchase, this Warrant and payment of the Exercise Price for the number of Shares specified in the Election to Purchase (the “Exercise Date”), issue or cause to be issued that number of Shares specified in the Election to Purchase as fully paid and non-assessable Shares.  Such duly executed Election to Purchase shall constitute the Warrantholder’s acknowledgement of and undertaking to comply to the reasonable satisfaction of the Corporation and its counsel, with all applicable laws, rules, regulations and policies of every stock exchange upon which the Shares of the Corporation may from time to time be listed or traded, and any other applicable governmental or regulatory authorities.

(c)
Share Certificates.  As promptly as practicable after the Exercise Date (and in any event not later than 10 days after the Exercise Date), the Corporation shall send to the Warrantholder, registered in such name or names as the Warrantholder may direct or if no such direction has been given, in the name of the Warrantholder, a book-entry receipt or, if requested by the Warrantholder, a certificate or certificates for the number of Shares specified in the Election to Purchase. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Warrantholder with respect to the portion of the Warrant exercised shall cease, and the person or persons in whose name or names any certificate or certificates for Shares shall then be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares represented thereby.

(d)
Fractional Shares.  No fractional Shares shall be issued upon exercise of this Warrant and no payments or adjustment shall be made upon any exercise on account of any cash dividends on the Shares issued upon such exercise.  If any fractional interest in a Share would, except for the provisions of the first sentence of this subsection 2(d), be deliverable upon the exercise of this Warrant, the number of Shares to be issued to the Warrantholder upon the exercise of this Warrant shall be rounded to the nearest whole number.

(e)
Subscription for Less than Entitlement.  The Warrantholder may from time to time subscribe for and purchase a number of Shares less than the aggregate number which the holder is entitled to purchase pursuant to this Warrant.  In the event of a purchase of a number of Shares less than the aggregate number which may be purchased pursuant to this Warrant, the holder thereof shall be entitled to receive, without charge, a new Warrant certificate in respect of the balance of the Shares subject to this Warrant which were not purchased by the Warrantholder.

(f)
Corporate Changes.  If the Corporation shall be a party to any reorganization, merger, dissolution or sale of all or substantially all of its assets (the “Event”), (other than a reorganization or merger in which the Corporation is the surviving entity) then the securities purchasable hereunder shall be the securities (the “Event Securities”) which the Warrantholder would have received or been entitled to receive in such Event if such Warrantholder had fully exercised this Warrant prior to the record date (or if there was no record date, then prior to the effective date) of such Event, and the Exercise Price shall be adjusted to be the amount determined by multiplying the Exercise Price in effect immediately prior to the Event by the number of Shares as to which this Warrant was unexercised immediately prior to the Event, and dividing the product thereof by the number of Event Securities; provided however, that the Event shall not be carried into effect unless all necessary steps have been taken to ensure that any surviving entity is subject to the terms of this Warrant as adjusted.

Notwithstanding anything to the contrary contained in the immediately preceding paragraph, in the event of a transaction contemplated by such paragraph in which the surviving or purchasing corporation demands that all outstanding Warrants be extinguished prior to the closing date of the contemplated transaction, the Corporation shall give prior notice (the “Merger Notice”) thereof to the Warrantholders advising them of such transaction. The Warrantholders shall have 10 days after the date of the Merger Notice to elect to (i) exercise the Warrants in the manner provided herein, or (ii) receive from the surviving or purchasing corporation, as full consideration for the exercise of the Warrants, the same consideration receivable by a holder of the number of Shares for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, or purchase reduced by such amount of the consideration as has a market value equal to the Exercise Price, as determined by the board of directors of the Corporation in accordance with the terms of the Warrants. If any Warrantholder fails to timely notify the Corporation of its election, the Warrantholder shall be deemed for all purposes to have elected the option set forth in (ii) above. Any amounts receivable by a Warrantholder who has elected the option set forth in (ii) above shall be payable at the same time as amounts payable to stockholders in connection with any such transaction.

(g)	Subdivision or Consolidation of Shares

(i)
In the event the Corporation shall subdivide its outstanding Shares into a greater number of Shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in the event the outstanding Shares of the Corporation shall be consolidated into a smaller number of Shares, the Exercise Price in effect immediately prior to such consolidation shall be proportionately increased.

(ii)
Upon each adjustment of the Exercise Price as provided herein, the Warrantholder shall thereafter be entitled to acquire, at the Exercise Price resulting from such adjustment, the number of Shares (calculated to the nearest tenth of a Share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares which may be acquired hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

(h)
Change or Reclassification of Shares.  In the event the Corporation shall change or reclassify its outstanding Shares into a different class of securities, this Warrant shall be adjusted as follows so as to apply to the successor class of securities:

(i)
the number and kind of the successor class of securities which the Warrantholder shall be entitled to acquire shall be the aggregate number and kind of securities which, if this Warrant had been exercised immediately prior to such change or reclassification, the Warrantholder would have been entitled to receive by reason of such change or reclassification; and

(ii)
the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the change or reclassification by the number of Shares as to which this Warrant was unexercised immediately prior to the change or reclassification, and dividing the product thereof by the number of the successor class of securities determined in paragraph 2(h)(i) hereof.

(i)
Distribution to Shareholders.  If and whenever at any time prior to the Time of Expiry the Corporation shall fix a record date or if a date is otherwise established (any such date being hereinafter referred to in this subsection 2(i) as the “record date”) for the issuance of rights, options or warrants to all or substantially all the holders of the outstanding Shares of the Corporation entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Shares of the Corporation or securities convertible into or exchangeable for Shares at a price per share or, as the case may be, having a conversion or exchange price per share less than 95% of the Fair Market Value (as hereinafter defined) on such record date, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Shares outstanding on such record date plus a number equal to the number arrived at by dividing the aggregate price of the total number of additional Shares offered for subscription or purchase or, as the case may be, the aggregate conversion or exchange price of the convertible or exchangeable securities so offered by the Fair Market Value, and of which the denominator shall be the total number of Shares outstanding on such record date plus the total number of additional Shares so offered (or into which the convertible or exchangeable securities so offered are convertible or exchangeable); Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any rights or warrants are not so issued or any such rights or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Shares or conversion or exchange rights contained in convertible or exchangeable securities actually issued upon the exercise of such rights or warrants, as the case may be.

(j)
Additional Subscriptions.  If at any time the Corporation grants to its shareholders the right to subscribe for and purchase pro rata additional securities of the Corporation (other than securities described in subsection (2)(i) hereof) or of any other corporation or entity, there shall be no adjustments made to the number of Shares or other securities subject to this Warrant or to the Exercise Price in consequence thereof and this Warrant shall remain unaffected.

(k)
Carry Over of Adjustments.  No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than 1% of the Exercise Price in effect immediately prior to the event giving rise to the adjustment, provided however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1% of the Exercise Price in effect prior to such adjustment.

(l)
Notice of Adjustment.  Upon any adjustment of the number of Shares and upon any adjustment of the Exercise Price, then and in each such case the Corporation shall give written notice thereof to the Warrantholder, which notice shall state the Exercise Price and the number of Shares or other securities into which each Warrant is exercisable resulting from such adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Upon the request of a Warrantholder there shall be transmitted promptly to all Warrantholders a statement prepared by the firm of independent certified public accountants retained to audit the financial statements of the Corporation to the effect that such firm concurs in the Corporation’s calculation of the change.

(m)	Other Notices. If at any time:

(i)	the Corporation shall declare any dividend upon its Shares;

(ii)	the Corporation shall offer for subscription pro rata to the holders of its Shares any additional shares of any class or other rights;

(iii)
there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation, amalgamation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

(iv)	there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, in any one or more of such cases, the Corporation shall give to the Warrantholder (A) at least 20 days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 20 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause shall also specify (1) in the case of any such dividend, distribution or subscription rights, the date on which the holders of Shares shall be entitled thereto, and (2) in the case of any transaction described in the foregoing clauses (iii) and (iv), the date on which the holders of Shares are to be entitled to exchange their Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be.

(n)
Shares to be Reserved.  The Corporation will at all times keep available and reserve out of its authorized Shares, solely for the purpose of issue upon the exercise of this Warrant, such number of Shares as shall then be issuable upon the exercise of this Warrant.  The Corporation covenants and agrees that all Shares which shall be so issuable will, upon issuance, be duly authorized and issued, fully paid and non-assessable.  The Corporation will take all such action as may be necessary to assure that all such Shares may be so issued without violation of any applicable requirements of any stock exchange upon which the Shares of the Corporation may be listed or in respect of which the Shares are qualified for unlisted trading privileges.  The Corporation will take all such action as is within its power to assure that all such Shares may be so issued without violation of any applicable law.

(o)
Issue Tax.  The issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issuance tax in respect thereto, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Warrantholder.

(p)
Fair Market Value.  For the purposes of any computation hereunder, unless otherwise specified, the “Fair Market Value” at any date shall be: (i) if the Shares are listed on a stock exchange or quoted on a similar securities market, the weighted average sale price per share for the Shares for any 20 consecutive trading days (selected by the Corporation) commencing not more than 25 trading days before such date on the principal stock exchange or similar securities market upon which the Shares are listed or quoted, as the case may be; or (ii) if the computation is being made in connection with a public offering of Shares, the gross distribution price per Share under the offering; or (iii) in all other cases, the Fair Market Value shall be determined by the Board of Directors in good faith, which determination shall be conclusive.  The weighted average sale price shall be determined by dividing the aggregate sale price of all Shares sold on the said exchange or market during the said 20 consecutive trading days by the total number of Shares so sold.

(q)	The Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER COUNTRY, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (A) SUCH TRANSACTION OCCURS OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE ACT (OR SUCH SUCCESSOR RULE OR REGULATION THEN IN EFFECT), IF APPLICABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (B) THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE REGISTERED UNDER THE ACT OR (C) SUCH TRANSACTION CONSTITUTES A TRANSACTION THAT OTHERWISE DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER PRIOR TO SUCH TRANSACTION HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THAT EFFECT REASONABLY SATISFACTORY TO THE CORPORATION, SUBJECT IN EACH CASE TO ANY APPLICABLE UNITED STATES FEDERAL, STATE OR FOREIGN SECURITIES LAW RESTRICTIONS APPLICABLE TO THE RESALE OF THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT.

3.	Transfer

Subject to compliance by the Warrantholder with any applicable resale restrictions, the Corporation acknowledges and agrees that this Warrant may be assigned or transferred by the Warrantholder at the Warrantholder’s option. It is the sole responsibility of the Warrantholder to ensure that all such restrictions have been observed.  Upon any permitted assignment or transfer, the Warrantholder shall furnish the Corporation with such information including a properly completed and executed form substantially the same as that attached hereto as Annex “B”, regarding the transferee as the Corporation may reasonably require to register this Warrant in the name of the transferee.  The Corporation shall be obligated to refuse to register any proposed transfer of this Warrant or underlying Shares unless made in accordance with the provisions of Regulations S, pursuant to registration under the Act or pursuant to an available exemption from registration.

4.	Replacement

Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Warrant), the Corporation will issue to the Warrantholder a replacement Warrant (containing the same terms and conditions as this Warrant).

5.	Expiry Date

This Warrant shall expire and all rights to purchase Shares hereunder shall cease and become null and void at 5:00 p.m. (Eastern Standard Time) on September 30, 2016.

6.	Amendment

Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

7.	Governing Law

The laws of the State of New York and applicable federal laws of the United States shall govern this Warrant.

8.	Successors

This Warrant shall enure to the benefit of and shall be binding upon the Warrantholder and the Corporation and their respective successors.

[signature page follows]

IN WITNESS WHEREOF the Corporation has caused this Warrant to be signed by its duly authorised officer and its corporate seal hereto affixed.

DATED:  September 2, 2011.

PATHFINDER CELL THERAPY, INC.

By:

Annex “A” to Warrant

Election to Purchase

The undersigned Warrantholder hereby irrevocably elects to exercise the Warrant issued by Pathfinder Cell Therapy, Inc. dated _____, 2011 for the number of shares of common stock (or other property or securities subject thereto) (“Shares”) par value $.001 per Share as set forth below:

Number of Shares to be Acquired:

(a)	Number of Shares to be Acquired:	_______________

(b)	Exercise Price per Share:	$ _____________

(c)	Aggregate Purchase Price [(a) multiplied by (b)]	$ _____________

and hereby tenders a certified or cashier’s cheque or bank draft for such aggregate purchase price, and directs such Shares to be registered and a certificate therefor to be issued as directed below.

DATED this                                        day of                                          ,          .

Witness	Signature

Direction as to Registration

Name of Registered Holder:
Address of Registered Holder:

Annex “B”

TO:                        PATHFINDER CELL THERAPY, INC.

FOR VALUE RECEIVED, the undersigned hereby sells, transfers and assigns unto ______________________________ the within warrant (herein called the “Warrant”). The undersigned hereby irrevocably instructs you to transfer the Warrant on your books of registration and to issue in substitution therefor a new warrant exercisable for the same number of shares or other securities or property as the Warrant.

DATED the                               day of                                          ,          .

Signature of Transferor is
hereby guaranteed:

Note:           The signature to this Warrant transfer must correspond with the name as set forth on the face of the Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or other financial institution acceptable to the Corporation.